UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) April 15, 2025

WHIRLPOOL CORPORATION
(Exact name of registrant as Specified in Charter)

Delaware		1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

2000 North M-63,
Benton Harbor,	Michigan		49022-2692
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (269) 923-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	WHR	New York Stock Exchange	and	NYSE Texas
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 15, 2025, Whirlpool Corporation (the "Corporation") held its 2025 annual meeting of stockholders (the “2025 Annual Meeting”). At the 2025 Annual Meeting, the stockholders approved Amendment No. 2 (the “Amendment”) to the Whirlpool Corporation 2023 Omnibus Stock and Incentive Plan (the “2023 Plan”). The Amendment increases the total number of shares available for grant under the 2023 Plan by an additional 3,277,000 shares. The terms and conditions of the Amendment and the 2023 Plan and awards contemplated thereunder are described in the Corporation’s Proxy Statement, filed March 5, 2025 (the "Proxy Statement"), which description is incorporated by reference herein.

This summary is qualified in its entirety by reference to the Amendment, filed as Exhibit 10.1 attached hereto and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 15, 2025, the Corporation held its 2025 Annual Meeting. The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Corporation's proxy statement filed March 5, 2025 (the "Proxy Statement"). The results of the stockholder vote are as follows:

1.Samuel R. Allen, Marc R. Bitzer, Greg Creed, Diane M. Dietz, Gerri T. Elliott, Richard J. Kramer, Jennifer A. LaClair, John D. Liu, James M. Loree, Harish Manwani, John G. Morikis, and Rudy Wilson were each elected by the stockholders to a term to expire in 2026 or until their respective successors are duly elected and qualified.

Nominees	For	Against	Abstain	Broker Non-Votes
Samuel R. Allen	36,782,673	3,237,265	236,550	8,686,741
Marc R. Bitzer	37,187,963	2,868,767	199,758	8,686,741
Greg Creed	37,528,857	2,487,220	240,411	8,686,741
Diane M. Dietz	38,280,427	1,741,168	234,893	8,686,741
Gerri T. Elliott	38,614,418	1,404,550	237,520	8,686,741
Richard J. Kramer	37,631,632	2,386,544	238,312	8,686,741
Jennifer A. LaClair	37,599,581	2,427,872	229,035	8,686,741
John D. Liu	38,560,951	1,453,137	242,400	8,686,741
James M. Loree	39,080,882	919,904	255,702	8,686,741
Harish Manwani	37,227,273	2,764,148	265,067	8,686,741
John G. Morikis	39,053,555	941,359	261,574	8,686,741
Rudy Wilson	39,123,049	883,466	249,973	8,686,741

2.The stockholders approved, on an advisory (non-binding) basis, the compensation paid to the Corporation’s named executive officers disclosed in the Proxy Statement, including the Compensation Discussion & Analysis, the compensation tables and related disclosure.

For	Against	Abstain	Broker Non-Votes
37,081,099	2,827,537	347,852	8,686,741

3.The stockholders ratified the appointment of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for 2025.

For	Against	Abstain
47,615,862	1,074,598	252,769

4.The stockholders approved Amendment No. 2 to the Whirlpool Corporation 2023 Omnibus Stock and Incentive Plan.

For	Against	Abstain	Broker Non-Votes
37,710,124	2,101,997	444,367	8,686,741

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit
Exhibit 10.1	Amendment No. 2 to the Whirlpool Corporation 2023 Omnibus Stock and Incentive Plan
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Website Disclosure
We routinely post important information for investors on our website, whirlpoolcorp.com, in the "Investors" section. We also intend to update the Hot Topics Q&A portion of this webpage as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our webpage is not incorporated by reference into, and is not a part of, this document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2025                     WHIRLPOOL CORPORATION

                            By:     /s/ BRIDGET K. QUINN
                            Name:     Bridget K. Quinn
                            Title:     Deputy General Counsel & Corporate Secretary